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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 21, 2006

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                     1-13941                58-0687630
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(State or other Jurisdiction of     (Commission File          (IRS Employer
 Incorporation or Organization)         Number)            Identification No.)

            309 E. Paces Ferry Road, N.E.
                   Atlanta, Georgia                            30305-2377
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       (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

INCENTIVE BONUSES

     At a meeting on February 21, 2006, the Board of Directors of Aaron Rents, Inc. (the "Company") approved plan rules under the Company's Executive Bonus Plan for its 2006 fiscal year for the following executive officers of the Company (the "named executive officers"): R. Charles Loudermilk, Sr., Chairman and Chief Executive Officer; Robert C. Loudermilk, Jr., President and Chief Operating Officer; Gilbert L. Danielson, Executive Vice President and Chief Financial Officer; W. Kenneth Butler, President, Aaron's Sales & Lease Ownership Division; and K. Todd Evans, Vice President, Franchising, Aaron's Sales & Lease Ownership Division.

     As with bonuses in prior years, the 2006 plan rules provide for the payment to the named executive officers of cash incentives equal to specified percentages of the pre-tax earnings of the Company for its 2006 fiscal year, provided that 2006 pre-tax earnings exceed those of 2005, except in the cases of Mr. Butler, whose bonus depends on the cash basis pre-tax earnings of the Aaron's Sales & Lease Ownership Division, and of Mr. Evans, whose bonus depends on achievement of quarterly pre-tax profit objectives for the Aaron's Sales & Lease Ownership Division's franchise operations and on new franchise store openings. The maximum percentage of pre-tax earnings that may be awarded is 1%, for Mr. Loudermilk, Sr. Until further notice, the Board intends to continue this incentive plan in subsequent fiscal years.

     Also at the meeting, the Board approved the payment of bonuses earned for the Company's 2005 fiscal year by the named executive officers in accordance with previously announced plan rules.

SALARIES

     At its February 21 meeting, the Board also approved salary raises of $25,000 for each of Messrs. Loudermilk, Jr., Danielson and Butler, and $10,000 for Mr. Evans, bringing their annual salaries to the following amounts: Messrs. Loudermilk, Jr. and Danielson--$375,000 each; Mr. Butler--$450,000; and Mr. Evans--$190,000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  AARON RENTS, INC.


                                                  By: /s/ Gilbert L. Danielson
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                                                      Gilbert L. Danielson
                                                      Executive Vice President,
Date: February 27, 2006                               Chief Financial Officer

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